                           AMENDMENT TO PROMISSORY NOTE AND
                               STOCK PLEDGE AGREEMENT

    AMENDMENT TO PROMISSORY NOTE AND STOCK PLEDGE AGREEMENT (the "Agreement"), dated September 30, 1996, by and among Omniquip International, Inc., a Delaware corporation formerly known as Uniquip Corporation (the "Corporation"), and Paul
D. Roblee (the "Stockholder").

                                 W I T N E S S E T H:

    WHEREAS, the Corporation sold seventy-five thousand (75,000) shares (as adjusted for stock splits effected or to be effected prior to the effective date of this Agreement) of its Common Stock, par value $.01 per share (the "Shares"), to the Stockholder at an aggregate purchase price of forty-seven thousand six hundred forty-seven dollars ($47,647.00);

    WHEREAS, in connection with the sale of the Shares to the Stockholder: (i) the Stockholder and the Corporation entered into a Purchase and Stockholder Agreement (the "Stockholder Agreement"), dated September 20, 1995; (ii) the Stockholder executed and delivered a Promissory Note, dated September 20, 1995, payable to the order of the Corporation in the principal amount of forty-seven thousand five hundred seventy-two dollars ($47,572.00) (the "Stockholder Note"); and (iii) the Stockholder and the Corporation entered into a Stock Pledge Agreement (the "Stock Pledge Agreement"), dated September 20, 1995, pursuant to which the Stockholder pledged the Shares as security for the performance of his obligations under the Stockholder Note; and

    WHEREAS, the parties hereto desire (i) to modify the Stockholder Note and
(ii) to amend the Stock Pledge Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    A. MODIFICATION OF STOCKHOLDER NOTE. The third paragraph of the Stockholder Note is hereby amended and restated on the Effective Date to read in its entirety as follows:

    "This Note may be prepaid, in whole or in part, at any time without penalty. Upon the sale or other transfer of any of the Pledged Shares (as such term is defined in that certain Stock Pledge Agreement, dated September 20, 1995, by the Maker in favor of the Lender (as the same may be amended, modified or supplemented, the "Stock Pledge Agreement")), a prepayment of this Note shall be made in an amount equal to the then outstanding principal balance of this Note multiplied by a fraction, the numerator of which is the number of Pledged Shares sold or transferred and the denominator of which is the total number of Pledged Shares immediately prior to such sale or transfer. Notwithstanding the preceding sentence, no prepayment hereunder shall be required in connection with any transfer of the Pledged Shares to the Lender upon the exercise of any option granted to the Maker under the Omniquip International 1996 Executive Stock Option Plan (the "Plan"), PROVIDED that as a condition to such transfer, the Maker agrees to deliver to the Lender the certificates evidencing the shares issued upon exercise of such option (accompanied by duly executed stock powers) and subjects such shares to the lien of the Stock Pledge Agreement in substitution for the Pledged Shares so transferred. Any partial prepayments hereunder shall not relieve the Maker of the obligation to pay principal hereunder as and when the same would otherwise fall due."

    B. AMENDMENT TO STOCK PLEDGE AGREEMENT. The Stock Pledge Agreement is hereby amended on the Effective Date as follows:

    1. by deleting Schedule 1 thereto in its entirety and inserting in lieu thereof the schedule attached hereto as Schedule 1

    2. by deleting the definition of the term "Liabilities" therein and inserting in lieu thereof the following:

    "The term "Liabilities," as used herein, shall mean all obligations and liabilities of the Pledgor to the Pledgee under the Promissory Note of the Pledgor of even date herewith, as may be amended, modified or supplemented from time to time (the "Stockholder Note")."

    3.   by inserting a new Section 15 as follows:

    "Section 15. TRANSFER AND PARTIAL RELEASE OF SHARES. The Pledgee agrees that the Pledgor may sell or otherwise transfer all or any portion of the Pledged Shares without the prior consent of the Pledgee, PROVIDED THAT prior to or simultaneous with such sale or transfer a prepayment of the Stockholder Note is made in an amount equal to the then outstanding principal balance of the Stockholder Note multiplied by a fraction, the numerator of which is the number of Pledged Shares sold or transferred and the denominator of which is the total number of Pledged Shares immediately prior to such sale or transfer. Upon such prepayment, the Pledgee shall deliver to the Pledgor certificates evidencing the Pledged Shares being sold or transferred, registered in such names as the Pledgor may request, PROVIDED that the Pledgor shall be responsible for any transfer or similar tax arising by reason of any such transfer.

    Notwithstanding the foregoing, the Pledgor may transfer all of the Pledged Shares to the Pledgee upon the exercise of any option granted to the Pledgor under the Omniquip International 1996 Executive Stock Option Plan (the "Plan"), without making any prepayment of the Stockholder Note, PROVIDED that as a condition to such transfer, the Pledgor agrees to deliver to the Pledgee the certificates evidencing the shares issued upon exercise of such option (accompanied by duly executed stock powers) and subjects such shares to the lien of this Stock Pledge Agreement in substitution for the Pledged Shares so transferred."


    D. WAIVER OF STOCKHOLDER AGREEMENT RESTRICTIONS. Notwithstanding anything to the contrary contained in the Stockholder Agreement, the Pledgor may transfer all of the Pledged Shares to the Pledgee upon the exercise of any option granted to the Pledgor under the Omniquip International 1996 Executive Stock Option Plan (the "Plan"), without making any prepayment of the Stockholder Note, PROVIDED that as a condition to such transfer, the Pledgor agrees to deliver to the Pledgee the certificates evidencing the shares issued upon exercise of such option (accompanied by duly executed stock powers) and subjects such shares to the lien of this Stock Pledge Agreement in substitution for the Pledged Shares so transferred

    E. EFFECTIVE DATE. This Agreement and each of the amendments effected hereby shall become effective on the date the Corporation's Registration Statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with respect to the initial public offering of the Corporation's Common Stock becomes effective under the Act (the "Effective Date"). Until the Effective Date, the Stockholder

Note, the Stock Pledge Agreement and the Stockholder Agreement, as in effect on the date hereof, shall remain in full force and effect without giving effect to this Agreement. On and after the Effective Date, the Stockholder Note, the Stock Pledge Agreement and the Stockholder Agreement, as modified hereby shall continue to be in full force and effect and each is hereby ratified and confirmed in all respects.

    F. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Missouri (without giving effect to such jurisdiction's conflict of laws principles).

    G. HEADINGS. The headings and captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

    H. LEGEND. The Corporation shall cause the following legend to be typed onto the face of the Stockholder Note:

    "This Promissory Note has been modified pursuant to an Amendment to Promissory Note and Stock Pledge Agreement, dated September 20, 1995, by and between the Maker and the Lender, dated September 30, 1996."

    I. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.


                             OMNIQUIP INTERNATIONAL, INC.



                             By       /s/ Philip G. Franklin
                               ------------------------------------
                               Name:  Philip G. Franklin
                               Title: Chief Financial Officer


                                      /s/ Paul D. Roblee
                             ---------------------------------------
                             Paul D. Roblee

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                                      Schedule 1

  Issuer of                                   Certificate       Number of
Pledged Shares                    Class         Number            Shares
---------------------             -----       -----------       ---------

Omniquip International, Inc.      Common                        75,000


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